UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                            FORM 8-K/A

                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                  Date of Report:  April 3, 2003
        (Date of Earliest Event Reported:  March 31, 2003)




                        EL PASO CORPORATION
      (Exact name of Registrant as specified in its charter)


     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)


                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)



 Registrant's telephone number, including area code (713) 420-2600




Item 7.  Financial Statements, ProForma Financial Information and
         Exhibits
         --------------------------------------------------------

          (c)  Exhibits.

                Exhibit
                 Number    Description
                -------    -----------
                  99.1     Press Release dated March 31, 2003.

                  99.2     Slide Presentation dated March  31,
                           2003.

                  99.3     Fourth   Quarter   2002   Operating
                           Statistics.

                  99.4     Transcript from Conference Call  on
                           March 31, 2003.




Item 9.   Regulation FD Disclosure
          -------------------------

This amendment on Form 8-K/A is filed to provide additional information and exhibits relating to our fourth quarter and full year 2002 results.

On March 31, 2003, we announced our fourth quarter and full year 2002 results. A copy of our press release is attached as Exhibit
99.1. A copy of our slide presentation used in connection with our conference call is attached as Exhibit 99.2. A copy of our operating statistics for fourth quarter 2002 posted on our website is attached as Exhibit 99.3. A copy of the transcript from our conference call on March 31, 2003 is attached as Exhibit 99.4. Each of the exhibits is incorporated herein by reference. The attached exhibits are not filed, but are furnished to comply with
Item 9 and Item 12 of Form 8-K.

We use the non-GAAP financial measure "earnings before interest and income taxes" or "EBIT" to assess the operating results and effectiveness of our company and our business segments. We define EBIT as operating income (or loss), adjusted for earnings (or losses) from unconsolidated affiliates, capitalized returns on equity and other miscellaneous non-operating items. Items that are not included in this measure are financing costs, including interest and debt expense, income taxes, discontinued operations, extraordinary items and the cumulative effect of accounting changes.

We believe EBIT is a useful measurement for investors because it provides information that can be used to evaluate the effectiveness of our businesses and investments from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which are directly relevant to the efficiency of those operations.

Also, in the attached Exhibits, we use the following non-GAAP financial measures to analyze the ongoing operating results of our company and business segments and to monitor, assess and identify meaningful trends in our operating and financial performance:

 * "pro forma earnings before interest and income taxes" or "pro forma EBIT";
 *  "pro forma net income (loss)"; and
 *  "pro forma earnings (loss) per share".

These measures reflect adjustments to EBIT, GAAP net income (loss) and GAAP earnings (loss) per share, respectfully, for non-recurring items specified in the Exhibits that management believes are unusual due to their nature or infrequency.

We believe pro forma EBIT, pro forma net income and pro forma earnings per share measurements are useful to investors because they reflect adjustments for items that are unusual due to their nature or infrequency, thereby permitting a meaningful comparison of our financial and operating performance between the periods and providing important information regarding performance trends.

We believe that the non-GAAP financial measures described above are also useful to investors because these measurements are used by many companies in our industry as a measurement of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of our company and business segments and to compare the operating and financial performance of our company and business segments with the performance of other companies within our industry

These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used as a substitute for net income, earnings per share or other GAAP operating measurements.




                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By: /s/ D. Dwight Scott
                                 ------------------------
                                   D. Dwight Scott
                                 Executive Vice President
                                and Chief Financial Officer
                             (Principal Financial Officer)

Dated:  April 3, 2003

                           EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      ------------

      99.1        Press Release dated March 31, 2003.

      99.2        Slide Presentation dated March 31, 2003.

      99.3        Fourth Quarter 2002 Operating Statistics.

      99.4        Transcript  from Conference  Call  on  March
                  31, 2003.